Exhibit 10.1

AMENDMENT NUMBER SIX
to the
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
dated as of January 29, 2016
between
BARCLAYS BANK PLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER SIX (this “Amendment”) is made as of this 29th day of May, 2018, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended by that certain Amendment Number One to the Second Amended and Restated Master Repurchase Agreement, dated as of June 24, 2016, Amendment Number Two to the Second Amended and Restated Master Repurchase Agreement, dated as of October 17, 2016, Amendment Number Three to the Second Amended and Restated Master Repurchase Agreement, dated as of October 31, 2016, Amendment Number Four to the Second Amended and Restated Master Repurchase Agreement, dated as of October 30, 2017, and Amendment Number Five to the Second Amended and Restated Master Repurchase Agreement, dated as of March 22, 2018, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller, Agent and Purchaser.
WHEREAS, Purchaser, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as of the Effective Date, the Repurchase Agreement is hereby amended as follows:
(a)    Section 2(a) of the Repurchase Agreement is hereby amended by deleting the defined term “Special Loan” in its entirety and replacing it with the following:
“Special Loan” means a (i) Fannie Mae Non-Traditional Loan or (ii) New Construction One-Time Close Loan.
(b)    Section 2(a) of the Repurchase Agreement is hereby amended by adding the following defined term “New Construction One-Time Close Loan” in its proper alphabetical sequence:
“New Construction One-Time Close Loan” means a Ginnie Mae Mortgage Loan, Fannie Mae Mortgage Loan or Freddie Mac Mortgage Loan that is in Strict Compliance with the eligibility requirements of the Ginnie Mae Program, Fannie Mae Program or Freddie Mac

Program, as applicable, created to serve borrowers to single-close construction-to-permanent financing transactions, as such program may be amended, supplemented or otherwise modified, from time to time.
SECTION 2.Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement.
SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Seller shall have paid or delivered, as applicable, to Purchaser all of the following fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Purchaser:
(a)    all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Facility Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;

(b)    a copy of this Amendment duly executed by each of the parties hereto;

(c)    a copy of the Amendment Number Four to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto; and

(d)    any other documents reasonably requested by Purchaser or Agent on or prior to the date hereof.

SECTION 5.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.
SECTION 6.Representations. In order to induce Purchaser and Agent to execute and deliver this Amendment, Seller hereby represents to Purchaser and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
SECTION 7.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York,

without regard to principles of conflict of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).
SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent
By: /s/ Ellen Kierman
Name: Ellen Kierman
Title: Director
NATIONSTAR MORTGAGE LLC,
as Seller
By: /s/ Jeffrey Neufeld
Name: Jeffrey Neufeld
Title: Senior Vice President & Treasurer

Signature Page to Amendment No. 6 to Second A&R MRA